EXHIBIT 99.2

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 FO THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report Community Investors Bancorp, Inc. (the "Corporation") on Form 10-KSB for the year ended June 30, 2002, as filed with the Securities and Exchange Commission on the date of this Certification (the "Report"), I, Robert W. Siegel, the Treasurer of the Corporation, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

          1. The Report complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

          2.   The information  contained in the Report fairly presents,  in all
               material  respects,   the  financial  condition  and  results  of
               operations of the Corporation.



                                           /s/Robert W. Siegel
                                           -----------------------------------
                                           Robert W. Siegel
                                           Treasurer
                                           [Chief Financial Officer]